UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2018
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
(Address of principal executive offices)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

On December 22, 2017, the Tax Cuts and Jobs Act (Tax Legislation) was enacted. The Tax Legislation significantly revises the U.S. corporate income tax by, among other things, lowering corporate income tax rates, implementing the territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries.

The Cooper Companies, Inc. (together with its consolidated subsidiaries), estimates, based on currently available information, that the enactment of the Tax Legislation will result in a reduction of approximately $185M to $235M in the company’s GAAP earnings for the first quarter of fiscal 2018. The large majority of such amount is due to the repatriation tax and the re-measurement of U.S. deferred tax assets at lower enacted corporate tax rates. This amount is expected to be paid over an eight year period. The company anticipates excluding this amount from our Non-GAAP earnings per share.

Among a number of factors, including the timing of the effective date of the lower corporate tax rate, our effective tax rates for fiscal 2018 and fiscal 2019 are now expected to be lower than the 11% and mid-teens, respectively, as provided on our December 7, 2017, earnings call. We anticipate providing additional information, including the impact to our earnings per share, in our first quarter of fiscal 2018 earnings call on March 8, 2018.

The impact of the Tax Legislation may differ from these estimates, possibly materially, due to, among other things, changes in interpretations and assumptions made, additional guidance that may be issued and actions taken by Cooper as a result of the Tax Legislation.

FORWARD-LOOKING STATEMENTS

This Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect the firm’s future results and financial condition, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended October 31, 2017. Forward-looking statements include statements regarding the estimated effects of the Tax Legislation on the company's earnings for the first quarter of fiscal 2018. These forward-looking statements consist of preliminary estimates, are based on currently available information, as well as our current interpretations, assumptions and expectations relating to the Tax Legislation, and are subject to change, possibly materially, as the company completes its quarter-end financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:     /s/ Agostino Ricupati
Agostino Ricupati
Senior Vice President Finance and Tax and Chief Accounting Officer
Dated: January 4, 2018